Distributed Julius Blumberg, Inc.
                                                                       NYC 10013

154 Contract of sale for New York office, commercial and multi-family residential premises. 2-95

Prepared by the Real Property Committee of the Association of the Bar of the City of New York.

       NOTE: This form is intended to cover matters to most transactions. Provisions should be added, altered or deleted to suit the circumstances of a particular transaction.

  Contract of Sale -- Office, Commercial and Multi-Family Residential Premises

                                Table of Contents

Section 1.           Sale of premises and acceptable title

Section 2.           Purchase price, acceptable funds, existing mortgages,
                       purchase money mortgage, escrow of downpayment and foreign persons

Section 3.           The closing

Section 4.           Representations and warranties of seller

Section 5.           Acknowledgements of purchaser

Section 6.           Seller's obligations as to leases

Section 7.           Responsibility for violations

Section 8.           Destruction, damage or condemnation

Section 9.           Covenants of seller

Section 10.          Seller's closing obligations

Section 11.          Purchaser's closing obligations

Section 12.          Apportionments

Section 13.          Objections to title, failure of seller or
                       purchaser to perform and vendee's lien

Section 14.          Broker

Section 15.          Notices

Section 16.          Limitations on survival of representations,
                       warranties, covenants and other obligations

Section 17.          Gains tax and miscellaneous provisions

Signatures and receipt by escrowee

Schedule A.          Description of premises (to be attached)

Schedule B.          Permitted exceptions

Schedule C.          Purchase price

Schedule D.          Miscellaneous

Schedule E.          Rent schedule (to be attached)

     CONTRACT dated               1998 between LOJO REALTY, INC., a New York
corporation, having an office at 73-39 68th Avenue, Middle Village, New York 11379,

("Seller") and Western Beef Properties, Inc. a New York corporation, having an office at 47-05 Metropolitan Avenue, Ridgewood, New York 11385,

("Purchaser").

      Seller and Purchaser hereby covenant and agree as follows:

Section 1. Sale of Premises and Acceptable Title

      ss.1.01. Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, at the price and upon the terms and conditions set forth in this contract: (a) the parcel of land more particularly described in Schedule A attached hereto ("Land"); (b) all buildings and improvements situated on the Land (collectively, "Building"); (c) all right, title and interest of Seller, if any, in and to the land lying in the bed of any street or highway in front of or adjoining the Land to the center line thereof and to any unpaid award for any taking by condemnation or any damage to the Land by reason of a change of grade of any street or highway; (d) the appurtenances and all the estate and rights of Seller in and to the Land and Building; and (e) all right, title and interest of Seller, if any, in and to the fixtures, equipment and other personal property attached or appurtenant to the Building (collectively, "Premises"). The Premises are located at or known as 1071-1077 Wycoff Avenue, Queens, New York.

      ss.1.02. Seller shall convey and Purchaser shall accept fee simple title to the Premises in accordance with the terms of this contract, subject only to:
(a) the matters set forth in Schedule B attached hereto (collectively, "Permitted Exceptions"); and (b) such other matters as (i) the title insurer specified in Schedule D attached hereto (or if none is so specified, then any title insurer licensed to do business by the State of New York) shall be willing, without special premium, to omit as exceptions to coverage or to except with insurance against collection out of or enforcement against the Premise provided the cost thereof is borne by Seller and (ii) shall be accepted by any lender described in Section 274-a of the Real Property Law ("Institutional Lender") which has committed in writing to provide mortgage financing to Purchaser for the purchase of the Premises ("Purchaser's Institutional Lender"),

Section 2. Purchase Price, Acceptable Funds, Existing Mortgages, Purchase Money
           Mortgage, Escrow of Downpayment and Foreign Persons

      ss.2.01. The purchase price ("Purchase Price") to be paid by Purchaser to Seller for the Premises as provided in Schedule C attached hereto is $250,000.00

      ss.2.02. All monies payable under this contract, unless otherwise specified in this contract, shall be paid by (a) certified checks of Purchaser or any person making a purchase money loan to Purchaser drawn on any bank, savings bank, trust company or savings and loan association having a banking office in the State of New York or (b) official bank checks drawn by any such banking institution, payable to the order of Seller, except that uncertified checks of Purchaser payable to the order of Seller up to the amount of one-half of one percent of the Purchase Price shall be acceptable for sums payable to Seller at the Closing.

      ss.2.04. (a) If Schedule C provides for payment of a portion of the Purchase Price by execution and delivery to Seller of a note secured by a purchase money mortgage ("Purchase Money Mortgage"), such note and Purchase Money Mortgage shall be drawn by the attorney for the Seller on the most recent forms of the New York Board of Title Underwriters for notes and for mortgages of like lien, as modified by this contract. At the Closing, Purchaser shall pay the mortgage recording tax and recording fees therefor and the filing fees for any financing statements delivered in connection therewith.

            (c) The Purchase Money Mortgage shall contain the following additional provisions:

      (i) "The mortgagor or any owner of the mortgaged premises shall have the right to prepay the entire unpaid indebtedness together with accrued interest, but without penalty, at any time on not less than 10 days' written notice to the holder hereof."

      (ii) "Notwithstanding anything to the contrary contained herein, the obligation of the mortgagor for the payment of the indebtedness and for the performance of the terms, covenants and conditions contained herein and in the note secured hereby is limited solely to recourse against the property secured by this mortgage, and in no event shall the mortgagor or any principal of the mortgagor, disclosed or undisclosed, be personally liable for any breach of or default under the note [ILLEGIBLE] mortgage or for any deficiency resulting from or through any proceedings to foreclose this mortgage, nor shall any deficiency judgment, money judgment or other personal judgment be sought or entered against the mortgagor or any principal of the mortgagor, disclosed or undisclosed, but the foregoing shall not adversely affect the lien of this mortgage or the mortgagee's right of foreclosure."

      (iii) "In addition to performing its obligations under Section 274-a of the Real Property Law, the mortgagee, if other than one of the institutions listed in Section 274-a, agrees that, within 10 days after written request by the mortgagor, but not more than twice during any period of 12 consecutive months, it will execute, acknowledge and deliver without charge a certificate of reduction in recordable form (a) certifying as to (1) the then unpaid principal balance of the indebtedness secured hereby, (2) the maturity date thereof, (3) the rate of interest, (4) the last date to which interest has been paid and (5) the amount of any escrow deposits then held by the mortgagee, and (b) stating, to the knowledge of the mortgagee, whether there are any alleged defaults hereunder and, if so, specifying the nature thereof."

      (iv) "All notices required or desired to be given under this mortgage shall be in writing and shall be delivered personally or shall be sent by prepaid registered or certified mail, addressed to the mortgagor and mortgagee at the addresses specified in this mortgage or to such other parties or at such other addresses, not exceeding two, as may be designated in a notice given to the other party or parties in accordance with the provisions hereof."

      (v) The additional provisions, if any, specified in a rider hereto.

      ss.2.05. (a) If the sum paid under paragraph (a) of Schedule C or any other sums paid on account of the Purchase Price prior to the Closing (collectively, "Downpayment") are paid by check or checks drawn to the order of and delivered to Seller's attorney or another escrow agent ("Escrowee"), the Escrowee shall hold the proceeds thereof in escrow in a special bank account (or as otherwise agreed in writing by Seller, Purchaser and Escrowee) until the Closing or sooner termination of this contract and shall pay over or apply such proceeds in accordance with the terms of this section. Escrowee need not hold such proceeds in an interest-bearing account, but if any interest is earned thereon, such interest shall be paid to the same party entitled to the escrowed proceeds, and the party receiving such interest shall pay any income taxes thereon. The tax identification numbers of the parties are either set forth in Schedule D or shall be furnished to Escrowee upon request. At the Closing, such proceeds and the interest thereon, if any, shall be paid by Escrowee to Seller. If for any reason the Closing does not occur and either party makes a written demand upon Escrowee for payment of such amount, Escrowee shall give written notice to the other party of such demand. If Escrowee does not receive a written objection from the other party to the proposed payment within 10 business days after the giving of such notice, Escrowee is hereby authorized to make such payment. If Escrowee does receive such written objection within such 10 day period or if for any other reason Escrowee in good faith shall elect not to make such payment, Escrowee shall continue to hold such amount until otherwise directed by written instructions from the parties to this contract or a final judgment of a court. However, Escrowee shall have the right at any time to deposit the escrowed proceeds and interest thereon, if any, with the clerk of the Supreme Court of the county in which the Land is located. Escrowee shall give written notice of such deposit to Seller and Purchaser. Upon such deposit Escrowee shall be relieved and discharged of all further obligations and responsibilities hereunder.

            (b) The parties acknowledge that Escrowee is acting solely as a stakeholder at their request and for their convenience, that Escrowee shall not be deemed to be the agent of either of the parties, and that Escrowee shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this contract or involving gross negligence. Seller and Purchaser shall jointly and severally indemnify and hold Escrowee harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by Escrowee in bad faith, in willful disregard of this contract or involving gross negligence on the part of Escrowee.

            (c) Escrowee has acknowledged agreement to these provisions by signing in the place indicated on the signature page of this contract.

      ss.2.06. In the event that Seller is a "foreign person", as defined in Internal Revenue Code Section 1445 and regulations issued thereunder (collectively, the "Code Withholding Section"), or in the event that Seller fails to deliver the certification of non-foreign status required under ss.10.12(c), or in the event that Purchaser is not entitled under the Code Withholding Section to rely on such certification, Purchaser shall deduct and withhold from the Purchase Price a sum equal to ten percent (10%) thereof and shall at Closing remit the withheld amount with Forms 8288 and 8288A (or any successors thereto) to the Internal Revenue Service; and the cash balance of the Purchase Price payable to Seller at the Closing after deduction of net adjustments, apportionments and credits (if any) to be made or allowed in favor of Seller at the Closing as herein provided is less than ten percent (10%) of the Purchase Price, Purchaser shall have the right to terminate this contract, in which event Seller shall refund the Downpayment to Purchaser and shall reimburse Purchaser for title examination and survey costs as if this contract were terminated pursuant to ss.13.02. The right of termination provided for in this ss.2.06 shall be in addition to and not in limitation of any other rights or remedies available to Purchaser under applicable law.

Section 3. The Closing

      ss.3.01. Except as otherwise provided in this contract, the closing of title pursuant to this contract ("Closing") shall take place on the scheduled date and time of closing specified in Schedule D (the actual date of the Closing being herein referred to as "Closing Date") at the place specified in Schedule D.

Section 4. Representations and Warranties of Seller

      Seller represents and warrants to Purchaser as follows:

      ss.4.01. Unless otherwise provided in this contract, Seller is the sole owner of the Premises.

      ss.4.02. If the Premises are encumbered by an Existing Mortgage(s), no written notice has been received from the Mortgagee(s) asserting that a default or breach exists thereunder which remains uncured and no such notice shall have been received and remain uncured on the Closing Date. If copies of documents constituting the Existing Mortgage(s) and note(s) secured thereby have been exhibited to and initialed by Purchaser or its representative, such copies are true copies of the originals and the Existing Mortgage(s) and note(s) secured thereby have not been modified or amended except as shown in such documents.

      ss.4.06. If an insurance schedule is attached hereto, such schedule lists all insurance policies presently affording coverage with respect to the Premises, and the information contained therein is accurate as of the date set forth therein or, if no date is set forth therein, as of the date hereof.

      ss.4.10. The assessed valuation and real estate taxes set forth in Schedule D, if any, are the assessed valuation of the Premises and the taxes paid or payable with respect thereto for the fiscal year indicated in such schedule. Except as otherwise set forth in Schedule D, there are no tax abatements or exemptions affecting the Premises.

      ss.4.13. Except as otherwise set forth in Schedule D, Seller has no actual knowledge of any assessment payable in annual installments, or any part thereof, which has become a lien on the Premises.

      ss.4.14. Seller is not a "foreign person" as defined in the Code Withholding Section.

Section 5. Acknowledgments of Purchaser

      Purchaser acknowledges that:

      ss.5.01. Purchaser has inspected the Premises, is fully familiar with the physical condition and state of repair thereof, and, subject to the provisions of ss.7.01, ss.8.01, and ss.9.04, shall accept the Premises "as is" and in their present condition, subject to reasonable use, wear, tear and natural deterioration between now and the Closing Date, without any reduction in the Purchase Price for any change in such condition by reason thereof subsequent to the date of this contract.

      ss.5.02. Before entering into this contract, Purchaser has made such examination of the Premises, the operation, income and expenses thereof and all other matters affecting or relating to this transaction as Purchaser deemed necessary. In entering into this contract, Purchaser has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by Seller or any agent, employee or other representative of Seller or by any broker or any other person representing or purporting to represent Seller, which are not expressly set forth in this contract, whether or not any such representations, warranties or statements were made in writing or orally.

Section 6. Seller's Obligations as to Leases

Section 7. Responsibility for Violations. See Schedule "D"

      ss.7.04. If required, Seller, upon written request by Purchaser, shall promptly furnish to Purchaser written authorizations to make any necessary searches for the purposes of determining whether notes or notices of violations have been noted or issued with respect to the Premises or liens have attached thereto.

Section 8. Destruction, Damage or Condemnation

      ss.8.01. The provisions of Section 5-1311 of the General Obligations Law shall apply to the sale and purchase provided for in this contract.

Section 9. Covenants of Seller

      Seller covenants that between the date of this contract and the Closing:

      ss.9.03. If an insurance schedule is attached hereto, Seller shall maintain in full force and effect until the Closing the insurance policies described in such schedule or renewals thereof for no more than one year of those expiring before the Closing.

      ss.9.05. Seller shall not withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Premises for any fiscal period in which the Closing is to occur or any subsequent fiscal period without the prior written consent of Purchaser, which consent shall not be unreasonably withheld. Real estate tax refunds and credits received after the Closing Date which are attributable to the fiscal tax year during which the Closing Date occurs shall be apportioned between Seller and Purchaser, after deducting the expenses of collection thereof, which obligation shall survive the Closing.

      ss.9.06. Seller shall allow Purchaser or Purchaser's representatives access to the Premises, and documents required to be delivered under this contract upon reasonable prior notice at reasonable times.

Section 10. Seller's Closing Obligations

      At the Closing, Seller shall deliver the following to Purchaser:

      ss.10.01. A statutory form of bargain and sale deed with covenant against grantor's acts, containing the covenant required by Section 13 of the Lien Law, and properly executed in proper form for recording so as to convey the title required by this contract.

      ss.10.06. An assignment to Purchaser, without recourse or warranty, of all of the interest of [ILLEGIBLE] those insurance policies, certificates, permits and other documents to be delivered to Purchaser at the Closing which are then in effect and are assignable by Seller.

      ss.10.09. All original insurance policies with respect to which premiums are to be apportioned or, if unobtainable, true copies or certificates thereof.

      ss.10.10. To the extent they are then in Seller's possession and not posted at the Premises, certificates, licenses, permits, authorizations and approvals issued for or with respect to the Premises by governmental and quasi-governmental authorities having jurisdiction.

      ss.10.11. Such affidavits as Purchaser's title company shall reasonably require in order to omit from its title insurance policy all exceptions for judgments, bankruptcies or other returns against persons or entities whose names are the same as or similar to Seller's name.

      ss.10.12(a) Checks to the order of the appropriate officers in payment of all applicable real property transfer taxes and copies of any required tax returns therefor executed by Seller, which checks shall be certified or official bank checks if required by the taxing authority, unless Seller elects to have Purchaser pay any of such taxes and credit Purchaser with the amount thereof,
(b) the Tentative Assessment and Return or Statement of No Tax Due or affidavit (whichever is applicable) and the checks and other items (if any) required under ss. 17.09(a), and (c) a certification of non-foreign status, in form required by the Code Withholding Section, signed under penalty of perjury. Seller understands that such certification will be retained by Purchaser and will be made available to the Internal Revenue Service on request.

      ss.10.16. If Seller is a corporation and if required by Section 909 of the Business Corporation Law, a resolution of Seller's board of directors authorizing the sale and delivery of the deed and a certificate executed by the secretary or assistant secretary of Seller certifying as to the adoption of such resolution and setting forth facts showing that the transfer complies with the requirements of such law. The deed referred to in ss.10.01 shall also contain a recital sufficient to establish compliance with such law.

      ss.10.17. Possession of the Premises in the condition required by this contract.

      ss.10.18. Any other documents required by this contract to be delivered by Seller.

Section 11. Purchaser's Closing Obligations

      At the Closing, Purchaser shall:

      ss.11.01. Deliver to Seller checks in payment of the portion of the Purchase Price payable at the Closing, as adjusted for apportionments under
Section 12, plus the amount of escrow deposits, if any, assigned pursuant to ss.10.08.

      ss.11.02. Deliver to Seller the Purchase Money Mortgage, if any, in proper form for recording, the note secured thereby, all properly executed, and Purchaser shall pay the mortgage recording tax and recording fees for any Purchase Money Mortgage.

      ss.11.04. Cause the deed to be recorded, duly complete all required real property transfer tax returns and cause all such returns and checks in payment of such taxes to be delivered to the appropriate officers promptly after the Closing.

      ss.11.05. Deliver any other documents required by this contract to be delivered by Purchaser.

Section 12. Apportionments

      ss.12.01. The following apportionments shall be made between the parties at the Closing as of the close of business on the day prior to the Closing Date:

      (c) real estate taxes, water charges, sewer rents and vault charges, if any, on the basis of the fiscal period for which assessed, except that if there is a water meter on the Premises, apportionment at the Closing shall be based on the last available reading, subject to adjustment after the Closing when the next reading is available;

      (i) insurance premiums on transferable insurance policies listed on a schedule hereto or permitted renewals thereof;

      (k) any other items listed in Schedule D.

      If the Closing shall occur before a new tax rate is fixed, the apportionment of taxes at the Closing shall be upon the basis of the old tax rate for the preceding period applied to latest assessed valuation. Promptly after the new tax rate is fixed, the apportionment of taxes shall be recomputed. Any discrepancy resulting from such recomputation and any errors or omissions in computing apportionments at Closing shall be promptly corrected, which obligations shall survive the Closing.

Section 13. Objections to Title, Failure of Seller or Purchaser to Perform and
            Vendee's Lien

      ss.13.01. Purchaser shall promptly order an examination of title and shall cause a copy of the title report to be forwarded to Seller's attorney upon receipt. Seller shall be entitled to a reasonable adjournment or adjournments of the Closing for up to 60 days or until the expiration date of any written commitment of Purchaser's Institutional Lender delivered to Purchaser prior to the scheduled date of Closing, whichever occurs first, to remove any defects in or objections to title noted in such title report and any other defects or objections which may be disclosed on or prior to the Closing Date.

      ss.13.02. If Seller shall be unable to convey title to the Premises at the Closing in accordance with the provisions of this contract or if Purchaser shall have any other grounds under this contract for refusing to consummate the purchase provided for herein, Purchaser, nevertheless, may elect to accept such title as Seller may be able to convey with a credit against the monies payable at the Closing equal to the reasonably estimated cost to cure the same (up to the Maximum Expense described below), but without any other credit or liability on the part of Seller. If Purchaser shall not so elect, Pur-chaser may terminate this contract and the sole liability of Seller shall be to refund the Downpayment to purchaser and to reimburse Purchaser for the net cost of title examination, but not to exceed the net amount charged by Purchaser's title company therefor without issuance of a policy, and the net cost of updating the existing survey of the Premises or the net cost of a new survey of the Premises if there was no existing survey or the existing survey was not capable of being updated and a new survey was required by Purchaser's Institutional Lender. Upon such refund and reimbursement, this contract shall be null and void and the parties hereto shall be relieved of all further obligations and liability other than any arising under Section 14. Seller shall not be required to bring any action or proceeding or to incur any expense in excess of the Maximum Expense specified in Schedule D (or if none is so specified, the Maximum Expense shall be one-half of one percent of the Purchase Price) to cure any title defect or to enable Seller otherwise to comply with the provisions of this contract, but the foregoing shall not permit Seller to refuse to pay off at the Closing, to the extent of the monies payable at the Closing, mortgages on the Premises, other than Existing Mortgages, of which Seller has actual knowledge.

      ss.13.03. Any unpaid taxes, assessments, water charges and sewer rents, together with the interest and penalties thereon to a date not less than two days following the Closing Date, and any other liens and encumbrances which Seller is obligated to pay and discharge or which are against corporations, estates or other persons in the chain of title, together with the cost of recording or filing any instruments necessary to discharge such liens and encumbrances of record, may be paid out of the proceeds of the monies payable at the Closing if Seller delivers to Purchaser on the Closing Date official bills for such taxes, assessments, water charges, sewer rents, interest and penalties and instruments in recordable form sufficient to discharge any other liens and encumbrances of record. Upon request made a reasonable time before the Closing, Purchaser shall provide at the Closing separate checks for the foregoing payable to the order of the holder of any such lien, charge or encumbrance and otherwise complying with ss.2.02. If Purchaser's title insurance company is willing to insure both Purchaser and Purchaser's Institutional Lender, if any, that such charges, liens and encumbrances will not be collected out of or enforced against the Premises, then, unless Purchaser's Institutional Lender reasonably refuses to accept such insurance in lieu of actual payment and discharge, Seller shall have the right in lieu of payment and discharge to deposit with the title insurance company such funds or assurances or to pay such special or additional premiums as the title insurance company may require in order to so insure. In such case the charges, liens and encumbrances with respect to which the title insurance company has agreed so to insure shall not be considered objections to title.

      ss.13.04. If Purchaser shall default in the performance of its obligation under this contract to purchase the Premises, the sole remedy of Seller shall be to retain the Downpayment as liquidated damages for all loss, damage and expense suffered by Seller, including without limitation the loss of its bargain.

      ss.13.05. Purchaser shall have a vendee's lien against the Premises for the amount of the Downpayment, but such lien shall not continue after default by Purchaser under this contract.

Section 14. Broker

      ss.14.01. If a broker is specified in Schedule D, Seller and Purchaser mutually represent and warrant that such broker is the only broker with whom they have dealt in connection with this contract and that neither Seller nor Purchaser knows of any other broker who has claimed or may have the right to claim a commission in connection with this transaction, unless otherwise indicated in Schedule D. The commission of such broker shall be paid pursuant to separate agreement by the party specified in Schedule D. If no broker is specified in Schedule D, the parties acknowledge that this contract was brought about by direct negotiation between Seller and Purchaser and that neither Seller nor Purchaser knows of any broker entitled to a commission in connection with this transaction. Unless otherwise provided in Schedule D, Seller and purchaser shall indemnify and defend each other against any costs, claims or expenses, including attorneys' fees, arising out of the breach on their respective parts of any representations, warranties or agreements contained in this paragraph. The representations and obligations under this paragraph shall survive the Closing or, if the Closing does not occur, the termination of this contract.

Section 15. Notices

      ss. 15.01. All notices under this contract shall be in writing and shall be delivered personally or shall be sent by prepaid registered or certified mail, addressed as set forth in Schedule D, or as Seller or Purchaser shall otherwise have given notice as herein provided.

Section 16. Limitations on Survival of Representations, Warranties, Covenants
            and other Obligations

      ss.16.01. Except as otherwise provided in this contract, no representations, warranties, covenants or other obligations of Seller set forth in this contract shall survive the Closing, and no action based thereon shall be commenced after the Closing. The representation warranties, covenants and other obligations of Seller set forth in ss.4.03, ss.6.01 and ss.6.02 shall survive until the Limitation Date specified in Schedule D (or if none is so specified, the Limitation Date shall be the date which is six months after the Closing
Date), and no action based thereon shall be commenced after the Limitation Date.

      ss.16.02. The delivery of the deed by Seller, and the acceptance thereof by Purchaser, shall be deemed the full performance and discharge of every obligation on the part of Seller to be performed hereunder, except those obligations of Seller which are expressly stated in this contract to survive the Closing.

Section 17. Gains Tax and Miscellaneous Provisions

      ss.17.01. If consent of the Existing Mortgagee(s) is required under ss.2.03(b), Purchaser shall not assign this contract or its rights hereunder without the prior written consent of Seller. No permitted assignment of Purchaser's rights under this contract shall be effective against Seller unless and until an executed counterpart of the instrument of assignment shall have been delivered to Seller and Seller shall have been furnished with the name and address of the assignee. The term "Purchaser" shall be deemed to include the assignee under any such effective assignment.

      ss.17.02. This contract embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior agreements, understandings, representations and statements, oral or written, are merged into this contract. Neither this contract nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

      ss.17.03. This contract shall be governed by, and construed in accordance with, the law of the State of New York.

      ss.17.04. The captions in this contract are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this contract or any of the provisions hereof.

      ss.17.05. This contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs or successors and permitted assigns.

      ss.17.06. This contract shall not be binding or effective until properly executed and delivered by Seller and Purchaser.

      ss.17.07. As used in this contract, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

      ss.17.08. If the provisions of any schedule or rider to this contract are inconsistent with the provisions of this contract, the provisions of such schedule or rider shall prevail. Set forth in Schedule D is a list of any and all schedules and riders which are attached hereto but which are not listed in the Table of Contents.

      ss.17.09. (a) If Required, Seller and Purchaser agree to comply in a timely manner with the requirements of Article 31-B of the Tax Law of the State of New York and the regulations applicable thereto, as the same from time to time may be amended (collectively, the "Gains Tax Law"). Purchaser agrees to deliver to Seller a duly executed and acknowledged Transferee Questionnaire simultaneously with the execution of this contract or within five (5) business days after subsequent written request from Seller or Seller's attorney. At the Closing, Seller shall deliver (i) an official Statement of No Tax Due or (ii) an official Tentative Assessment and Return accompanied by a certified check or official bank check drawn on any banking institution described in ss.2.02(a), payable to the order of the State Tax Commission in the amount of the tax shown to be due thereon (it being understood, however, that if Seller has duly elected to pay such tax in installments, the amount so required to be paid shall be the minimum installment of such tax then permitted to be paid), or (iii) if applicable, a duly executed and acknowledged affidavit in form permitted under the Gains Tax Law claiming exemption therefrom.

            (b) Seller agrees (i) to pay promptly any installment(s) or additional tax due under the Gains Tax Law, and interest and penalties thereon, if any, which may be assessed or due after the Closing, (ii) to indemnify and save the Purchaser harmless from and against any of the foregoing and any damage, liability, cost or expense (including reasonable attorneys' fees) which may be suffered or incurred by Purchaser by reason of the non-payment thereof, and (iii) to make any other payments and execute, acknowledge and deliver such further documents as may be necessary to comply with the Gains Tax Law.

            (c) If this contract is assignable by Purchaser, no assignment of any rights hereunder shall be effective unless every assignor and assignee complies in a timely manner with the requirements of the Gains Tax Law applicable to the assignment transaction and unless an assignor or assignee de-livers to Seller at or before the Closing the applicable items referred to in subparagraph (a) of this Section, all as may be required as a prerequisite to the recording of the deed. In addition to making the payments and delivering the instruments and documents referred to above, Purchaser and any assignor or assignee of this contract shall promptly (i) make any other payments and (ii) execute, acknowledge and deliver such further documents and instruments as may be necessary to comply with the Gains Tax Law.

            (d) Purchaser, if request is made within a reasonable time prior to the Closing Date, shall provide at the Closing a separate certified or official bank check drawn on any banking institution described in ss.2.02(a) in the amount of the tax shown to be due on the official Tentative Assessment and Return, which amount shall be credited against the balance of the Purchase Price payable at the Closing.

            (e) The provisions of this ss.17.09 shall survive the delivery of the deed.

IN WITNESS WHEREOF, the parties hereto have executed this contract as of the date first above written.


                                        Seller: LOJO REALTY, INC.

                                           By /s/ Louis Lodato
                                             -----------------------------------


                                        Purchaser: WESTERN BEEF PROPERTIES, INC.

                                           By /s/ Peter Castellana, Jr.
                                             -----------------------------------

Receipt by Escrowee

The undersigned Escrowee hereby acknowledges receipt of $ 20,000.00, by check subject to collection, to be held in escrow pursuant to ss.2.05.


By: /s/ VITTORIA & FORYSYTHE
    ---------------------------

                                   Schedule A

                             DESCRIPTION OF PREMISES

         (to be attached separately and to include tax map designation)

                                   Schedule B

                              PERMITTED EXCEPTIONS

      1. Zoning regulations and ordinances which are not violated by the existing structures or present use thereof and which do not render title uninsurable.

Subject to the Provisions of rider Paragraph #1.

      2. Consents by the Seller or any former owner of the Premises for the erection of any structure or structures on, under or above any street or streets on which the Premises may abut.

      5. Unpaid installments of assessments not due and payable on or before the Closing Date.

      6. Financing statements, chattel mortgages and liens on personalty filed more than 5 years prior to the Closing Date and not renewed, or filed against property or equipment no longer located on the Premises or owned by Tenants.

      7. (a) Rights of utility companies to lay, maintain, install and repair pipes, lines, poles, conduits, cable boxes and related equipment on, over and under the Premises, provided that none of such rights imposes any monetary obligation on the owner of the Premises or render the Premises uninsurable.

            (b) Encroachments of stoops, areas, cellar steps, trim cornices, lintels, window sills, awnings, canopies, ledges, fences, hedges, coping and retaining walls projecting from the Premises over any street or highway or over any adjoining property and encroachments of similar elements projecting from adjoining property over the Premises.

            (c) Revocability or lack of right to maintain vaults, coal chutes, excavations or sub-surface equipment beyond the line of the Premises.

            (d) Any state of facts that an accurate survey would disclose, provided that such facts do not render title unmarketable or uninsuarable. Purchaser shall not be required to expend any monies in order to render title Insurable, which should be Seller's obligation.

                                   Schedule C

                                 PURCHASE PRICE

The Purchase Price shall be paid as follows:

      (a) By check subject to collection, the receipt
of which is hereby acknowledged by Seller:                      $20,000.00

      (b) By check or checks delivered to Seller at the
Closing in accordance with the provisions of ss.2.02:            70,000.00

Any existing mortgages will be cleared of record as of the date of closing.

      (d) By execution and delivery to Seller by Purchaser
or its assignee of a note secured by a Purchase Money
Mortgage on the Premises, payable as follows:                   160,000.00
with interest at 6% per annum. Eighty-four (84) equal
monthly installments of $2,337.37 commencing
1998, and continuing through             , 2005 with each
monthly installment being used first to pay interest on the
unpaid principal sum and then to reduce the principal sum
                                                               -----------
Purchase Price                                                 $250,000.00
                                                               ===========

                                   Schedule D

                                  MISCELLANEOUS

1.    Title insurer designated by the parties (ss.1.02):

4. Prepayment Date on or after which Purchase Money Mortgage may be prepaid (ss.2.04(c)): At any time.

5.    Seller's tax identification number (ss.2.05):

6.    Purchaser's tax identification number (ss.2.05):

7. Scheduled time and date of Closing (ss.3.0l): On or about September 30, 1998 or as the Parties may otherwise agree in writing.

8.    Place of Closing (ss.301):
      Vittoria & Forsythe
      630 Fifth Avenue
      New York, New York 10111

9.    Assessed valuation of Premises (ss.4.10):
      Actual Assessment:
      Transition Assessment:

10.   Fiscal year and annual real estate taxes on Premises (ss.4.10):

11.   Tax abatements or exemptions affecting Premises (ss.4.10):

12.   Assessments on Premises (ss.4.13):

13.   Maximum Amount which Seller must spend to cure violations, etc. (ss.7.02):
      $3,000.00

14.   Maximum Expense of Seller to cure title defects, etc. (ss.13.02):
      $3,000.00

15.   Broker, if any (ss.14.01): None

16.   Party to pay broker's commission (ss.14.01): Seller, if any.

17.   Address for notices (ss.15.01):

      If to Seller: Louis Lodato
      LOJO Realty, Inc.
      73-39 68th Avenue
      Middle Village, New York 11379

           with a copy to Seller's attorney:

      Warren Forsythe
      Vittoria & Forsythe
      630 Fifth Avenue
      New York, New York 10111

      If to Purchaser:

      Western Beef Properties, Inc.
      47-05 Metropolitan Avenue
      Ridgewood, New York 11385

           with a copy to Purchaser's attorney:

      George Cacoulidis
      Salon, Marrow & Dyckman LLP
      685 Third Avenue
      New York, New York 10017

18. Limitation Date for actions based on Seller's surviving representations and other obligations (ss.16.01): Six (6) months

19.   Additional Schedules or Riders (ss.17.08):

20. See Rider to contract annexed hereto and made a part hereof for additional contract terms and provisions.

                                     RIDER

RIDER TO CONTRACT OF SALE DATED JULY __, 1998, BY AND BETWEEN LOJO REALTY, INC., AS SELLER, AND WESTERN BEEF PROPERTIES, INC. PURCHASER.

1. Notwithstanding anything to the contrary contained in the standard form of contract of sale, of which this rider is attached, the obligations of Purchaser shall be expressly subject and conditioned upon Purchaser obtaining zoning and building department approval for the construction and maintenance of Purchasers prototypical "Junior's" retail supermarket with parking. By executing the contract of sale and rider, Seller shall be deemed to have consented to any and all of the specifications and details of Purchasers prototypical "Junior's" retail supermarket. In the event Purchaser shall be unable to obtain zoning and building department approval, as aforesaid, then, and in that event, Purchaser shall be entitled to a refund of its down payment upon written demand to Seller's counsel Vittoria & Forsythe, who shall return said down payment within five (5) days of such written demand.

2. Seller shall not be bound nor liable in any manner to Purchaser as a result of any statements, representations or information pertaining to the above premises furnished by any broker, agent, employee, servant or other person, unless the same is specifically embodied in this agreement.

3. Purchasers counsel shall deliver to the attorney for Seller at least two (2) weeks prior to closing a written notice of any title defects or encumbrances.



                                       LOJO REALTY, INC. (Seller)


                                       BY: /s/ Louis Lodato
                                           ---------------------------


                                       WESTERN BEEF PROPERTIES, INC.
                                       (Purchaser)


                                       BY: /s/ Peter Castellana, Jr.
                                           ---------------------------

Dated:
      -------------------------

                                   SCHEDULE A

      All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Queens, City and State of New York, designated on the tax map of the City of New York for the Borough of Queens, as said Tax Map was on July 22, 1975, Block 3555, Lots 1 and 8 property known as 1071-1077 Wycoff Avenue, Queens, New York.

                              CORPORATE RESOLUTION

      At a special Director's meeting of Western Beef Properties, Inc., (the "Corporation") held on January 29, 1999, at the offices of the Corporation, 47-05 Metropolitan Avenue, Ridgewood, New York, it was resolved by motion made, seconded and by two third vote carried as followed that:

      WHEREAS, the Corporation having entered into a Contract of Sale to purchase a parcel of vacant land located at 1071-1077 Wycoff Avenue, Flushing, New York, Queens County Block 3555; lot(s) 1 and 8, the "Property" on such terms and conditions as the officers of the Corporation deemed advisable; and

      WHEREAS, the Contract of Sale requires the Corporation to enter into a purchase money mortgage in the amount of $160,000 to consummate the purchase;

      NOW, THEREFORE, BE IT:

      RESOLVED that the Corporation execute and enter into the purchase money mortgage on such terms as the officers of the Corporation deem advisable in order to consummate the Contract of Sale and the purchase of the property.

Dated: January 29, 1999


                             /s/ Peter Castellana, Jr.
                             ---------------------------------------------------
                             Peter Castellana, Jr., President of the Corporation


                             /s/ Peter Admirand
                             ---------------------------------------------------
                             Peter Admirand, Secretary of the Corporation

                              CORPORATE RESOLUTION

            At a special Director's meeting of Western Beef Properties, Inc., (the "Corporation") held on January 29, 1999, at the offices of the Corporation, 47-05 Metropolitan Avenue, Ridgewood, New York, it was resolved by motion made, seconded and by two third vote carried as followed that:

            WHEREAS, the Corporation desires to purchase a certain parcel of vacant land located at 1071-1077 Wycoff Avenue, Flushing, New York, Queens County, Block 3555; Lot(s) 1 and 8", the "Property" in furtherance the Corporation's business objectives, and;

      WHEREAS, the Corporation desires that the purchase should be made on such terms and conditions as the officers of the Corporation deem advisable,

      NOW, THEREFORE, BE IT:

      RESOLVED that the Corporation enter into and consummate a Contract of Sale for the purchase of the property on such terms and conditions as the officers of the Corporation deem advisable.

Dated: January 29, 1999


                             /s/ Peter Castellana, Jr.
                             ---------------------------------------------------
                             Peter Castellana, Jr., President of the Corporation


                             /s/ Peter Admirand
                             ---------------------------------------------------
                             Peter Admirand, Secretary of the Corporation

            AGREEMENT made as of this 29th day of January, 1999 by and between Lojo realty, Inc., having an address of 73-39 68th Avenue, Middle Village, New York 11379, (hereinafter "Seller") and Western Beef Properties, Inc., having an address of 47-05 Metropolitan Avenue Ridgewood, New York 11385, (hereinafter "Purchaser")

                                   WITNESSETH:

            WHEREAS, Seller and Purchaser are parties to a contract of sale wherein Seller agreed to sell and Purchaser agreed to purchase the real property known as l07l-1089 Wyckoff Avenue, Flushing, N.Y. Block: 3555; Lot(s) 1 and 8, (hereinafter the "Contract"); and

            WHEREAS, there may be certain obligations of the Seller, pursuant to the contract, which remain to be performed; and

            WHEREAS, Parties wish to set forth their understanding concerning the performance of these obligations,

            NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The obligations of Seller under the contract (set forth in #2 below) which have not been performed as of the date of closing January 29, 1999, shall survive the delivery of the deed.

2. Such obligations are the payment of real estate taxes, notices of violations or violations of record against the real property, existing as of January 29, 1999.

3. Seller agrees to indemnify, release and hold harmless the purchaser from any and all costs, suits or actions, of whatsoever nature, arising out of or as a result of Seller's failure to perform it's obligations under the contract.

4. This indemnity shall survive the delivery of the deed for a period of eight
(8) months past the date of closing January 29, 1999 only.

5. This agreement may not be changed or modified, except by a writing executed by the parties.

IN WITNESS WHEREOF, the parties have hereunto signed and sealed this agreement as of the date set forth below.

Accepted and Agreed to:                 Accepted and Agreed to:
Lojo Realty, Inc.                       Western Beef Properties, Inc.


By: /s/  Joseph Lodato V.P.             By: /s/ Frank Castellana
    ----------------------------            ------------------------------------

Dated: January 29, 1999

State of New York   )
                    )
County of Queens    )

On this 29th day of January, 1999, before me personally came Frank Castellana, to me known, who being by me duly sworn, did depose and say that he/she resides in 47-05 Metropolitan Avenue, Ridgewood, NY, that he/she is the Vice President of the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so by order of the Board of Directors of said corporation; and that he/she signed his name thereto by like order.

                                        /s/ Brian Tracz
                                        ----------------------------------------
                                                       Notary

                                   BRIAN TRACZ
                        Notary Public, State of New York
                                No. 02 TR5011673
                           Qualified in Queens County
                         Commission Expires May 15, 1999

State of New York   )
                    )
County of Queens    )

On this 29th day of January, 1999, before me personally came Joseph Lodato to me known, who being by me duly sworn, did depose and say that he/she resides in 78-12 86th St, Glendale, NY that he/she is the Vice President of the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; the seal affixed to aid instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his name thereto by like order.

                                        /s/ Brian Tracz
                                        ----------------------------------------
                                                       Notary

                                   BRIAN TRACZ
                        Notary Public, State of New York
                                No. 02 TR5011673
                           Qualified in Queens County
                         Commission Expires May 15, 1999

[ILLEGIBLE]                          JULIUS SLUMBERS, INC., LAW BLANK PUBLISHERS

Bargain & sale deed, with covenant against grantor's acts--Ind. or Corp.

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT -- THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY

                   -----------------------------------------

THIS INDENTURE, made the 29th day of January, nineteen hundred and ninety-nine BETWEEN LOJO REALTY INC., a New York corporation having an office at 73-39 68th Avenue, Middle Village, New York 11379,

party of the first part, and WESTERN BEEF PROPERTIES, INC., a New York corporation having an office at 47-05 Metropolitan Avenue, Ridgewood, New York 11385

party of the second part,

WITNESSETH, that the party of the first part, in consideration of Ten and 00/100 ($10.00)
                                                                        dollars,

lawful money of the United States,                                          paid

by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,
ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Queens, city and state of New York, designated on the Tax Map of the City of New York for the Borough of Queens, as said Tax Map was on July 22, 1975, Block 3555, Lots 1 and 8, being bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northeasterly side of Wyckoff Avenue and the southeasterly side of Summerfield Avenue;

RUNNING THENCE Northeasterly, along the southeasterly side of Summerfield Avenue, 84.51 feet;

THENCE Southeasterly, at right angles to the southeasterly side of Summerfield Avenue, 100.05 feet;

THENCE Northeasterly, at right angles to the last mentioned course, 4.30 feet;

THENCE Southeasterly, at right angles to the northwesterly side of Decatur Street, 100.05 feet to the northwesterly side of Decatur Street;

THENCE Southwesterly along the northwesterly side of Decatur Street, 100.08 feet to the northeasterly side of Wyckoff Avenue;

THENCE Northwesterly along the northeasterly side of Wyckoff Avenue, 200.42 feet to the point or place of BEGINNING.

The premises herein described are and are intended to be the same as those described indeed recorded in reel 2345 at page 831

This conveyance has been made with the unanimous consent in writing of all stockholders of the party of the first part.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof,

TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises,

TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part covenants that the party of the first part has not done or suffered anything whereby the said premises have been incumbered in any way whatever, except as aforesaid.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires. IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:                            LOJO REALTY INC.


/s/ Warren Forsythe                    By: /s/ Joseph Lodato, Jr. V.P.
----------------------------------         -------------------------------------

STATE OF NEW YORK, COUNTY OF                                        ss:

On the      day of                 19   , before me personally came
                      to me known to be the individual described in and who
executed the foregoing instrument, and acknowledged that                executed
the same.

STATE OF NEW YORK, COUNTY OF QUEENS                                 ss:

On the 29th day of January 1999 , before me personally came JOSEPH R. LODATO to me known, who, being known by me duly sworn, did depose and say that he resides at No. 78-12 86th St Glendale, NY; that he is the Vice President of LOJO REALTY, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

       /s/ Brian Tracz

         BRIAN TRACZ
Notary Public, State of New York
      No. 02 TR5011673
  Qualified in Queens County
Commission Expires May 15, 1999

     Bargain and Sale Deed
WITH COVENANT AGAINST GRANTOR'S ACTS

STATE OF NEW YORK, COUNTY OF                                        ss:

On the      day of                 19   , before me personally came
                      to me known to be the individual described in and who
executed the foregoing instrument, and acknowledged that                executed
the same.

STATE OF NEW YORK, COUNTY OF                                        ss:

On the      day of              19    , before me personally came
             the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that
he resides at No.                                      ; that   he knows
                                                           to be the individual
described in and who executed the foregoing instrument; that he, said
subscribing witness, was present and saw       execute the same; and that
             he, said witness, at the same time subscribed h     name as witness
thereto.

TITLE NO.
================================================================================
LOJO REALTY INC.

                                       TO
WESTERN BEEF PROPERTIES, INC.


SECTION
BLOCK               3555
LOTS                1 and 8
COUNTY OF QUEENS

          RETURN BY MAIL TO:
---------------------------------------
GEORGE CACOULIDIS, ESQ.
Salon, Marrow & Dyckman
685 Third Avenue
New York, New York 10017
                         Zip No.
---------------------------------------

--------------------------------------------------------
Reserve this space for use of Recording Office.



--------------------------------------------------------

 CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT -- THIS INSTRUMENT SHOULD BE
                              USED BY LAWYERS ONLY

                     -------------------------------------

THIS INDENTURE, made the 29th day of January, nineteen hundred and ninety-nine BETWEEN LOJO REALTY INC., a New York corporation having an office at 73-39 68th Avenue, Middle Village, New York 11379,

party of the first part,and WESTERN BEEF PROPERTIES, INC., a New York corporation having an office at 47-05 Metropolitan Avenue, Ridgewood, New York 11385

party of the second part,

WITNESSETH, that the party of the first part, in consideration of Ten and 00/100 ($10.00) dollars, lawful money of the United States, paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Queens, City and State of New York, designated on the Tax Map was of the City of New York for the Borough of Queens, as said Tax Map was on July 22, 1975, Block 3555, Lots 1 and 8, being bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northeasterly side of Wyckoff Avenue and the southeasterly side of Summerfield Avenue;

RUNNING THENCE Northeasterly, along the southeasterly side of Summerfield Avenue, 84.51 feet;

THENCE Southeasterly, at right angles to the southeasterly side of Summerfield Avenue, 100.05 feet;

THENCE Northeasterly, at right angles to the last mentioned course, 4.3O feet;

THENCE Southeasterly, at right angles to the northwesterly side of Decatur Street, 100.05 feet to the northwesterly side of Decatur Street;

THENCE Southwesterly along the northwesterly side of Decatur Street, 100.08 feet to the northeasterly side of Wyckoff Avenue;

THENCE Northwesterly along the northeasterly side of Wyckoff Avenue, 200.42 feet to the point or place of BEGINNING.

The premises herein described are and are intended to be the same as those described indeed recorded in reel 2345 at page 831.

The conveyance has been made with the unanimous consent in writing of all stockholders of the party of the first part.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof,

TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises,

TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part covenants that the party of the first part has not done or suffered anything whereby the said premises have been incumbered in any way whatever, except as aforesaid.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:                         LOJO REALTY, INC.


/s/ Warren Forsythe                     By: /s/ Joseph Lodato V.P.
-----------------------------------        -------------------------------------

STATE OF NEW YORK, COUNTY OF                                        ss:

On the      day of                 19   , before me personally came
                      to me known to be the individual described in and who
executed the foregoing instrument, and acknowledged that                executed
the same.

STATE OF NEW YORK, COUNTY OF QUEENS ss:

On the 29th day of January 1999 , before me personally came JOSEPH R. LODATO to me known, who, being known by me duly sworn, did depose and say that he resides at No. 78-12 86th St Glendale, NY; that he is the Vice President of LOJO REALTY, INC. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed order of the board of directors of said corporation, and that he signed his name thereto by like order.

       /s/ Brian Tracz

         BRIAN TRACZ
Notary Public, State of New York
      No. 02 TR5011673
  Qualified in Queens County
Commission Expires May 15, 1999

STATE OF NEW YORK, COUNTY OF                                        ss:

On the      day of                 19   , before me personally came
                      to me known to be the individual described in and who
executed the foregoing instrument, and acknowledged that                executed
the same.

STATE OF NEW YORK, COUNTY OF              ss:

On the      day of              19    , before me personally came
             the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that
he resides at No.                                      ; that   he knows
                                                           to be the individual
described in and who executed the foregoing instrument; that he, said subscribing witness, was present and saw execute the same; and that he, said witness, at the same time subscribed h name as witness thereto.

     Bargain and Sale Deed
WITH COVENANT AGAINST GRANTOR'S ACTS

TITLE NO.
================================================================================
LOJO REALTY INC.
                                       TO
WESTERN BEEF PROPERTIES, INC.

SECTION
BLOCK               3555
LOTS                1 and 8
COUNTY OF QUEENS

          RETURN BY MAIL TO:

---------------------------------------
GEORGE CACOULIDIS, ESQ.
Salon, Marrow & Dyckman
685 Third Avenue
New York, New York 10017
                        Zip No.
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Reserve this space for use of Recording Office.




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